UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2020
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 11, 2020, Ligand Pharmaceuticals Incorporated (“Ligand”) and its wholly-owned subsidiary Vernalis Limited, a company incorporated in England (“Seller”), entered into an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Vernalis (R&D) Limited (the “Purchase and Sale Agreement”) with HitGen UK Ltd, a company incorporated in England (“Buyer”), and HitGen Inc., a company incorporated in China (“HitGen”), pursuant to which Ligand and Seller agreed to sell the entire issued share capital of Vernalis (R&D) Limited, a company incorporated in England and a wholly-owned subsidiary of Seller (“Vernalis”), which constitutes the sale of the Vernalis business operations including the Vernalis Design Platform (the “Vernalis Business”). Under the terms of the Purchase and Sale Agreement, at the closing (“Closing”) of the transaction (“Transaction”), Buyer will pay $25.0 million in cash, subject to a working capital adjustment. In addition, Buyer will pay to Ligand any net receipts pursuant to completed collaboration licenses and a share of any net receipts pursuant to ongoing research collaboration agreements.

The Purchase and Sale Agreement contains customary warranties and indemnities from Seller and customary covenants regarding the operation of the Vernalis Business between the execution of the Purchase and Sale Agreement and the Closing. The Closing of the Transaction is subject to certain customary conditions, including, without limitation: (i) Buyer and HitGen obtaining the registrations and approval of certain governmental entities in Sichuan Province, China; (ii) the completion of a corporate restructuring of certain Vernalis assets; and (iii) Vernalis entering into a research and development services agreement with Icagen, LLC, another wholly-owned subsidiary of Ligand, pursuant to which Vernalis will provide certain services related to chemistry, quality control and maintenance of a compound library for the benefit of Icagen.

The Purchase and Sale Agreement also contains certain customary termination rights, including, among others, the right of either party to terminate if the Closing shall not have been consummated by December 11, 2020. The Closing is expected to occur in the fourth quarter of 2020.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The warranties and covenants contained in the Purchase and Sale Agreement were made only for the purposes of the Purchase and Sale Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase and Sale Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase and Sale Agreement. In addition, such warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase and Sale Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Ligand’s stockholders. In reviewing the warranties and covenants contained in the Purchase and Sale Agreement or any descriptions thereof in this summary, it is important to bear in mind that such warranties and covenants or any descriptions were not intended by the parties to the Purchase and Sale Agreement to be characterizations of the actual state of facts or conditions of Ligand or its businesses. Moreover, information concerning the subject matter of the warranties may change after the date of the Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, the warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Ligand publicly files with the U.S. Securities and Exchange Commission. Ligand acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 7.01 Regulation FD Disclosure.

On October 12, 2020, Ligand issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement for the Sale and Purchase of the Entire Issued Share Capital of Vernalis (R&D) Limited, dated as of October 11, 2020, by and among Ligand Pharmaceuticals Incorporated, Vernalis Limited, HitGen UK Ltd and HitGen Inc. *

99.1	Press Release dated October 12, 2020

*Certain schedules and annexes have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand’s judgment as of the date of this report. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the expected timing and completion of the transaction with HitGen; and the potential for Ligand to receive future economics from HitGen on completed collaboration licenses and ongoing research collaboration agreements. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including risks that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; risks that the proposed transaction disrupts the current plans and operations of Ligand; Ligand may not realize future benefit from the transaction, including from retained license and collaboration economics and as a result of indemnification claims under the purchase agreement and the retention by Ligand of certain liabilities associated with the Vernalis business; and other risks described in Ligand’s prior press releases and filings with the SEC. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Additional information concerning these and other risk factors affecting Ligand can be found in Ligand’s prior public periodic filings with the Securities and Exchange Commission available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: October 13, 2020	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary